---------------------
 ANNUAL
---------------------
 REPORT
---------------------
 OVERLAND
---------------------
 EXPRESS
---------------------
 SWEEP
---------------------
 FUND
---------------------

DECEMBER 31, 1997

                                                               TABLE OF CONTENTS

LETTER TO SHAREHOLDERS                                                         1

Investment Adviser Q & A                                                       3

Portfolio of Investments                                                       4

Stagecoach Funds

  Statement of Assets and Liabilities                                          7

  Statement of Operations                                                      8

  Statements of Changes in Net Assets                                          9

  Financial Highlights                                                        10

  Notes to Financial Statements                                               11

INDEPENDENT AUDITORS' REPORT                                                  15

PROXY VOTING RESULTS                                                          17

LIST OF ABBREVIATIONS                                                         18
 STAGECOACH FUNDS:
 -------------------------------------------------------------------------

- ARE NOT FDIC INSURED
- ARE NOT GUARANTEED BY WELLS FARGO BANK            [NO FDIC]
- ARE NOT DEPOSITS OR OBLIGATIONS OF WELLS FARGO
  BANK
- INVOLVE INVESTMENT RISK, INCLUDING POSSIBLE LOSS
  OF PRINCIPAL

                                                           ---------------------

THIS PAGE IS INTENTIONALLY LEFT BLANK --

---------------------

                                                          LETTER TO SHAREHOLDERS

------------------
TO OUR SHAREHOLDERS:
On December 12, 1997, the Overland Express Fund Family merged with Stagecoach Funds. This Annual Report, dated December 31, 1997, reflects the completion of that merger. This report closes out the 1997 fiscal year for the Overland Express Sweep Fund. The next Annual Report will be dated March 31. This will be a change from the previous cycle of reports to which you may have become accustomed. THIS IS A FISCAL YEAR CHANGE AND DOES NOT AFFECT THE WAY YOUR FUND IS MANAGED.

The merger of Stagecoach and Overland Express has resulted in a single Fund Family with over 30 Funds and $23 billion in assets. For the most part, account servicing should be very similar to what you have enjoyed in the past. The management and investment objective of the Fund has not changed.

MARKET RECAP

The second half of 1997 saw more market volatility than we may have grown accustomed to over the past few years. On October 27, for example, the stock market suffered its worst one-day drop since 1987. As measured by the Dow Jones Industrial Average, the market lost 7.2% of its value. By the end of November, however, the Dow had recovered all that it had lost during the "crash", only to slump again in mid-December. Nevertheless, the stock market, as measured by the S&P 500, rose 33.17% in 1997.

The bond market, as measured by the Lehman Brothers Long-Term Treasury Index, had a strong year, posting a 15.08% gain, compared to the -0.81% return for the same index in 1996. The bond market's strength did not assert itself until mid-April, however, after slumping earlier in the year.

Yet despite these strong overall returns, it was the dramatic stock market swings of the fall that received most of the attention from worried investors. What are the lessons shareholders can learn from these events? The only certainty is that there are no certainties when it comes to investing. Dramatic market movements can occur at any time for a variety of reasons -- and the effects can last for years or be balanced out in just a few days. Perhaps the most significant lessons learned this October are the ones we have all heard before:

- HAVE A SOLID, LONG-TERM STRATEGIC PLAN. What are your goals? How long before you will need to spend the money you have invested? How much risk are you willing to tolerate? Solid planning with the long-term in mind will help you keep your focus during periods of short-term volatility.

- IF LONG-TERM GROWTH IS YOUR GOAL, STOCKS ARE HISTORICALLY THE BEST INVESTMENT. While bonds or cash may have a greater return than stocks during certain periods, over the long term stocks have outperformed every other investment class.

                                                           ---------------------

LETTER TO SHAREHOLDERS

- USE ASSET ALLOCATION TO LIMIT VOLATILITY. The extent to which you should allocate your assets to less volatile investment classes depends on your individual circumstances, including such factors as how close you are to your investment horizon and to what extent you need to preserve capital. Seek the advice of an investment professional to help you determine your asset allocation.

For those shareholders who have come to Stagecoach through the merger with Overland Express, we thank you for your support of Overland Express and thank you for your continued investment with the Stagecoach Funds.

STAGECOACH FUNDS
FEBRUARY 1998

THE S&P 500 INDEX IS AN UNMANAGED INDEX OF 500 WIDELY HELD COMMON STOCKS REPRESENTING, AMONG OTHERS, INDUSTRIAL, FINANCIAL, UTILITY AND TRANSPORTATION COMPANIES LISTED OR TRADED ON NATIONAL EXCHANGES OR OVER-THE-COUNTER MARKETS. THE LEHMAN BROTHERS LONG-TERM TREASURY INDEX IS AN UNMANAGED INDEX COMPOSED OF U.S. TREASURY BONDS WITH 20-YEAR OR LONGER MATURITIES.

---------------------
2

                                                     OVERLAND EXPRESS SWEEP FUND

--------------------
INVESTMENT ADVISER Q&A
WHAT WAS THE SEVEN-DAY YIELD AS OF DECEMBER 31, 1997?

The seven-day yield for the Fund as of December 31, 1997 was 4.69%.

WHAT HAPPENED TO INTEREST RATES DURING THE YEAR?

There was considerable uncertainty regarding interest rates early in the year. The bond market slumped in the first quarter in response to inflation fears. This prompted the Federal Reserve to tighten monetary policy with a 0.25% increase in the federal funds target rate. The markets absorbed this news and gradually yields began to fall for the benchmark 30-year Treasury bond. The yield curve, which measures the spread in yields between short-term and long-term instruments, began to flatten. Short-term rates are vulnerable to swings in market expectations of Federal Reserve policy, but recent comments by Federal Reserve Chairman Alan Greenspan suggest that no further rate hike is likely in the immediate future. We expect rates to move lower as inflation fears recede, and believe the Federal Reserve may ease monetary policy later in the year if inflation fears continue to erode.

WHAT ARE SOME OF THE MARKET PRESSURES THAT AFFECT YIELDS?

There are a number of influences. If the economy is expected to grow rapidly, interest rates usually move higher in anticipation of a Federal Reserve rate hike. Cash flows into the money market, by influencing supply and demand, can drive yields higher or drag them lower. Heavy cash flows into the money market can result in increased competition for the available instruments, forcing yields higher. Outflows can reduce yields if there are not enough buyers for the instruments that fund managers are selling.

WHAT DOES "WEIGHTED AVERAGE MATURITY" TELL US ABOUT THE FUND? HOW HAS IT CHANGED DURING THE PERIOD?

Weighted average maturity is a measure of the average length of time before securities in a portfolio mature on a dollar for dollar basis. It is one of the measures of a fund's sensitivity to interest rate changes. Funds with longer maturities generally are more sensitive to interest rate fluctuations. Typically, for a money market mutual fund, managers will increase maturity to lock in higher rates or shorten maturity if they anticipate higher rates being available soon. Market forces also may make one maturity range relatively more attractive than another. For the most part, the weighted average maturity for the Fund has been fairly steady and in the short range of 45 to 55 days.

WHAT ARE REPURCHASE AGREEMENTS AND WHY ARE THEY ATTRACTIVE?

A repurchase agreement is as an agreement between the buyer and seller of a security to repurchase the security at an agreed upon time and price. In effect, it's like a loan with the security acting as collateral. They are attractive to both parties because they offer a short-term return that is usually greater than market yields, yet they are often less expensive than some traditional loans. The Fund will generally invest in short-term repurchase agreements to boost yields. While the allocation can vary, the investment was at 13% at the end of 1997.

                                                           ---------------------

OVERLAND EXPRESS SWEEP FUND
---------------------------------------------------
PORTFOLIO OF INVESTMENTS  - DECEMBER 31,1997

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE          VALUE
             CERTIFICATES OF DEPOSITS - 24.93%
$54,000,000  Barclays Bank Plc                                    5.90 %        10/22/98   $   53,976,287
 35,000,000  Bayerische Landersbank                               5.78          07/27/98       34,980,864
 35,000,000  Commerzbank Finance Inc                              5.80          01/15/98       35,000,386
100,000,000  Deutsche Bank Financial Inc                          5.77          01/16/98      100,000,000
 40,000,000  Dresdner Bank                                        6.13          03/09/98       40,003,459
 40,000,000  Dresdner Bank                                        5.95          10/20/98       40,006,082
 30,000,000  Huntington National Bank                             6.05          01/06/98       30,000,000
140,000,000  Key National Bank                                    6.00          01/02/98      140,000,000
 25,000,000  National Westminster Bank                            5.88          01/16/98       25,000,103
 18,000,000  Rabobank Nederland N.V.                              6.05          03/27/98       17,998,437
 20,000,000  Rabobank Nederland N.V.                              6.07          03/26/98       19,999,118
 60,000,000  Societe Generale                                     5.97          09/15/98       59,979,815
100,000,000  Union Bank Corp                                      5.86          06/10/98      100,000,000
 40,000,000  Wachovia Corp                                        6.00          01/02/98       40,000,000
                                                                                           --------------
             TOTAL CERTIFICATES OF DEPOSITS                                                $  736,944,551

             COMMERCIAL PAPER - 45.03%
$100,000,000 Asset Securitization Cooperative Corp++              5.72 %(F)     03/05/98   $   98,999,000
 45,000,000  Bankers Trust Corp                                   5.72 (F)      03/04/98       44,556,700
 25,000,000  Bankers Trust Corp                                   5.63 (F)      05/13/98       24,483,917
 28,892,000  Bell Atlantic Corp                                   5.80 (F)      01/08/98       28,859,416
 60,000,000  Cargill Financial Services Corp++                    5.60 (F)      05/11/98       58,788,111
 36,000,000  CC USA Inc++                                         5.03 (F)      01/15/98       35,929,573
 40,000,000  Corporate Receivables Corp++                         5.60 (F)      01/16/98       39,906,667
 35,000,000  Corporate Asset Funding Co++                         5.59 (F)      01/07/98       34,967,392
 45,000,000  General Electric Capital Corp                        5.63 (F)      01/09/98       44,943,700
 40,000,000  General Electric Capital Corp                        5.53 (F)      03/09/98       39,588,322
 70,000,000  Goldman Sachs & Co                                   5.71 (F)      03/12/98       69,222,806
 30,800,000  Grand Metropolitan Investment Corp                   5.70 (F)      03/04/98       30,497,647
 50,000,000  Household Finance Corp                               5.51 (F)      02/27/98       49,563,792
 50,000,000  Household Finance Corp                               5.65 (F)      02/12/98       49,670,417
 25,000,000  Merrill Lynch Corp                                   5.62 (F)      02/05/98       24,863,403
 90,000,000  Merrill Lynch Corp                                   5.53 (F)      02/03/98       89,543,775

------------------------
4

                                                     OVERLAND EXPRESS SWEEP FUND

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE          VALUE
             COMMERCIAL PAPER (CONTINUED)
$60,000,000  Morgan Stanley Corp                                  5.52 %(F)     01/15/98   $   59,871,200
 40,000,000  Morgan Stanley Corp                                  5.63 (F)      01/09/98       39,949,956
 25,000,000  Morgan Stanley Corp                                  5.72 (F)      03/03/98       24,757,694
 30,000,000  National Rural Utilities Cooperative Finance
               Corp                                               5.53 (F)      01/20/98       29,912,442
 23,500,000  New Center Asset Funding                             5.60 (F)      01/27/98       23,404,956
100,000,000  Receivables Capital Corp++                           5.71 (F)      01/30/98       99,540,028
 70,000,000  Riverwoods Funding Corp                              5.55 (F)      01/14/98       69,859,708
 80,000,000  Sigma Finance Inc++                                  5.56 (F)      01/20/98       79,765,244
 25,000,000  Sigma Finance Inc++                                  5.56 (F)      01/06/98       24,980,694
 50,000,000  Toronto Dominion Holdings USA                        5.53 (F)      01/02/98       49,992,319
 25,000,000  Unifunding Corp                                      5.71 (F)      01/21/98       24,920,694
 40,000,000  WCP Funding Inc++                                    5.60 (F)      01/20/98       39,881,777
                                                                                           --------------
             TOTAL COMMERCIAL PAPER                                                        $1,331,221,350

             FEDERAL AGENCIES SECURITIES - 0.27%
$ 8,000,000  Federal Farm Credit Bank Discount Note               5.75 %        09/11/98   $    7,995,325

             VARIABLE AND FLOATING RATE BONDS - 18.21%
$30,000,000  American Express Co                                  5.97 %        05/08/98   $   30,000,000
 42,000,000  Australia & New Zealand Bank Group                   5.60          07/28/98       41,986,725
 60,000,000  Bank of America N.A.                                 5.65          04/16/98       59,991,646
 53,000,000  Bodegroup Holdings Inc                               5.60          05/22/98       52,986,162
 50,000,000  CC USA Inc                                           5.67          02/18/98       50,000,000
 33,420,000  CIT Group Holdings Inc                               6.13          09/01/98       33,463,183
 50,000,000  Comerica Inc                                         5.63          09/17/98       49,984,354
 50,000,000  Comerica Inc                                         6.01          12/14/98       49,991,065
 80,000,000  FCC National Bank                                    5.60          06/11/98       79,972,744
 40,000,000  Huntington National Bank                             5.64          08/28/98       39,990,653
 50,000,000  Huntington National Bank                             5.85          12/17/98       50,000,000
                                                                                           --------------
             TOTAL VARIABLE AND FLOATING RATE BONDS                                        $  538,366,532

                                                           ---------------------

OVERLAND EXPRESS SWEEP FUND

                                                               INTEREST        MATURITY
 PRINCIPAL   SECURITY NAME                                       RATE            DATE          VALUE
             REPURCHASE AGREEMENTS - 11.33%
$268,495,000 Goldman Sachs Pooled Repurchase Agreement -
               102% Collateralized by U.S. Government
               Securities                                         6.50 %        01/02/98   $  268,495,000
 10,000,000  JP Morgan Securities Inc Repurchase Agreement -
               102% Collateralized by U.S. Government
               Securities                                         6.30          01/02/98       10,000,000
 56,381,000  Morgan Stanley & Co Repurchase Agreement - 102%
               Collateralized by U.S. Government Securities       6.50          01/02/98       56,381,000
                                                                                           --------------
             TOTAL REPURCHASE AGREEMENTS                                                   $  334,876,000

             TOTAL INVESTMENTS IN SECURITIES

              (Cost $2,949,403,758)* (Note 1)                          99.77%               $2,949,403,758
              Other Assets and Liabilities, Net                         0.23%                    6,686,329
                                                                      ------                --------------
              TOTAL NET ASSETS                                        100.00%               $2,956,090,087
                                                                      ------                --------------
                                                                      ------                --------------
----------------------------------------------------------------------------------------------------------

(F)  YIELD TO MATURITY.
 ++ REPRESENTS COMMERCIAL PAPER SOLD WITHIN TERMS OF PRIVATE PLACEMENT MEMORANDUM, EXEMPT FROM REGISTRATION UNDER SECTION 4(2) OF THE SECURITIES ACT OF 1933, THAT MAY BE RESOLD TO QUALIFIED INSTITUTIONAL BUYERS. THIS SECURITY WAS DEEMED LIQUID BY THE INVESTMENT ADVISER IN ACCORDANCE WITH PROCEDURES APPROVED BY THE FUND'S BOARD OF DIRECTORS.
  * COST FOR FEDERAL INCOME TAX PURPOSES IS THE SAME AS FOR FINANCIAL STATEMENT PURPOSES.

The accompanying notes are an integral part of these financial statements.

------------------------
6

                         STATEMENT OF ASSETS AND LIABILITIES - DECEMBER 31, 1997

                                                   OVERLAND
                                                    EXPRESS
                                                 SWEEP FUND
-----------------------------------------------------------

ASSETS
INVESTMENTS:
  In securities, at market value and
    identified cost
    (includes repurchase agreements of
    $334,876,000)                            $2,949,403,758
  Cash                                                1,585
Receivables:
  Interest                                       15,048,243
Prepaid expenses                                     19,097
TOTAL ASSETS                                  2,964,472,683

LIABILITIES
Payables:
  Distribution to shareholders                    5,660,124
  Due to sponsor and distributor (Note
    2)                                              807,564
  Due to adviser (Note 2)                         1,825,534
  Other                                              89,374
TOTAL LIABILITIES                                 8,382,596
TOTAL NET ASSETS                             $2,956,090,087

COMPUTATION OF NET ASSET VALUE AND
OFFERING PRICE PER SHARE
Net assets                                   $2,956,090,087
Shares outstanding                            2,956,664,782
Net asset value and offering price per
  share                                      $         1.00
-----------------------------------------------------------

     AT DECEMBER 31, 1997, NET ASSETS WERE COMPRISED PREDOMINANTLY OF PAID-IN CAPITAL.

The accompanying notes are an integral part of these financial statements.

                                                           ---------------------

STATEMENT OF OPERATIONS - FOR THE YEAR ENDED DECEMBER 31, 1997

                                                 OVERLAND
                                                  EXPRESS
                                               SWEEP FUND
---------------------------------------------------------

INVESTMENT INCOME
  Interest(1)                                $119,573,333
TOTAL INVESTMENT INCOME                       119,573,333

EXPENSES (NOTE 2)
  Advisory fees(1)                              5,540,534
  Administration fees(1)                        1,211,007
  Custody fees(1)                                 359,885
  Shareholder servicing fees                    6,951,112
  Portfolio accounting fees(1)                    485,037
  Transfer agency fees                            510,100
  Distribution fees                            11,332,851
  Legal and audit fees(1)                         158,370
  Other(1)                                        102,597
TOTAL EXPENSES                                 26,651,493
Less:
  Waived fees and reimbursed expenses(1)         (362,061)
Net Expenses                                   26,289,432
NET INVESTMENT INCOME                          93,283,901
Realized gain (loss) on investments                (8,595)
NET INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS                              $ 93,275,306
---------------------------------------------------------

(1)  INCLUDES AMOUNTS ALLOCATED FROM CASH INVESTMENT TRUST. SEE NOTE 1.

The accompanying notes are an integral part of these financial statements.

------------------------
8

                                             STATEMENTS OF CHANGES IN NET ASSETS

                                                     OVERLAND EXPRESS SWEEP FUND
                                             -----------------------------------
                                                     FOR THE             FOR THE
                                                  YEAR ENDED          YEAR ENDED
                                               DEC. 31, 1997       DEC. 31, 1996
--------------------------------------------------------------------------------

INCREASE IN NET ASSETS

OPERATIONS:
  Net investment income                      $    93,283,901     $    55,913,517
  Net realized gain (loss) on
    investments                                       (8,595)            136,401
NET INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS                                   93,275,306          56,049,918

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income                       (93,283,901)        (55,913,517)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold                      5,854,849,943       4,856,143,166
Reinvestment of dividends                              5,474               4,923
Cost of shares redeemed                       (4,901,482,140)     (4,062,742,186)
NET INCREASE IN NET ASSETS RESULTING
FROM CAPITAL SHARE TRANSACTIONS                  953,373,277         793,405,903
INCREASE IN NET ASSETS                           953,364,682         793,542,304

NET ASSETS:
  Beginning net assets                         2,002,725,405       1,209,183,101
  ENDING NET ASSETS                          $ 2,956,090,087     $ 2,002,725,405

SHARES ISSUED AND REDEEMED AT CONSTANT
$1.00 NAV
--------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                                                           ---------------------

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                                         OVERLAND EXPRESS SWEEP FUND
                                          ----------------------------------------------------------
                                          YEAR ENDED  YEAR ENDED  YEAR ENDED  YEAR ENDED  YEAR ENDED
                                            DEC. 31,    DEC. 31,    DEC. 31,    DEC. 31,    DEC. 31,
                                                1997        1996        1995        1994        1993
----------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD           $1.00       $1.00       $1.00       $1.00       $1.00
                                          ----------  ----------  ----------  ----------  ----------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                         0.04        0.04        0.05        0.03        0.02
LESS DISTRIBUTIONS:
  Dividends from net investment income         (0.04)      (0.04)      (0.05)      (0.03)      (0.02)
                                          ----------  ----------  ----------  ----------  ----------
NET ASSET VALUE, END OF PERIOD                 $1.00       $1.00       $1.00       $1.00       $1.00
                                          ----------  ----------  ----------  ----------  ----------
                                          ----------  ----------  ----------  ----------  ----------
TOTAL RETURN                                   4.47%       4.29%       4.80%       3.11%       1.97%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)        $2,956,090  $2,002,725  $1,209,183    $812,559    $528,072
RATIOS TO AVERAGE NET ASSETS
  (ANNUALIZED)(1):
  Ratio of expenses to average net
    assets                                     1.24%       1.24%       1.25%       1.25%       1.25%
  Ratio of net investment income to
    average net assets                         4.40%       4.20%       4.70%       2.92%       1.67%
----------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets
  prior to waived fees and reimbursed
  expenses(1)                                  1.26%       1.26%       1.28%       1.33%       1.31%
Ratio of net investment income to
  average net assets prior to waived
  fees and reimbursed expenses(1)              4.38%       4.18%       4.67%       2.84%       1.61%
----------------------------------------------------------------------------------------------------

(1) RATIOS INCLUDE ACTIVITY OF THE CASH INVESTMENT TRUST MASTER PORTFOLIO PRIOR TO DECEMBER 15, 1997.

The accompanying notes are an integral part of these financial statements.

---------------------
10

                                                   NOTES TO FINANCIAL STATEMENTS

-------------------------------------------
NOTES TO FINANCIAL STATEMENTS
1. SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

Stagecoach Funds, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company. The Company commenced operations on January 1, 1992, and currently offers thirty-two separate series. These financial statements represent the Overland Express Sweep Fund (the "Fund"), a diversified series of the Company.

At a meeting held on July 23, 1997, the Boards of Directors of Overland Express Funds, Inc. (at times, "Overland") and the Company approved a consolidation agreement providing for the transfer of the assets and liabilities of each Overland fund to a corresponding fund of the Company in exchange for shares of designated classes of the corresponding Stagecoach Fund (the "Consolidation"). The Consolidation was subsequently approved by Overland shareholders. As a result of this Consolidation, effective at the close of business on December 12, 1997, the Company's Overland Express Sweep Fund was established to acquire all of the assets and assume all of the liabilities of the Overland Sweep Fund (the "Predecessor Fund") of Overland Express Funds, Inc. The acquisition was accomplished in a tax-free exchange for shares of the Fund. All performance and financial data for the Fund prior to December 15, 1997 refer to the Predecessor Fund, as it is the survivor for accounting purposes.

At the time of the Consolidation, the Fund, structured as a "feeder" Fund in a "master-feeder" structure, was restructured to invest directly in a portfolio of securities, rather than to invest in portfolio securities through a "master" portfolio (the Cash Investment Trust Master Portfolio, "CIT"). CIT distributed all of its assets net of assumed liabilities in-kind to its interestholders and wound up its affairs (the "Dissolution"). The Dissolution occurred at the close of business on December 12, 1997. For the period from January 1, 1997 to December 12, 1997, CIT allocated $112,389,468 of interest income and $5,866,521 of expenses to the Fund.

The following significant accounting policies are consistently followed by the Company in the preparation of its financial statements, and such policies are in conformity with generally accepted accounting principles ("GAAP") for investment companies.

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. These

                                                           ---------------------

NOTES TO FINANCIAL STATEMENTS
estimates should not be considered an indication of actual or expected figures; actual results may differ.

INVESTMENT POLICY AND SECURITY VALUATION

The Fund invests only in securities with remaining maturities not exceeding 397 days (thirteen months). Certain floating- and variable-rate instruments in the portfolio may have maturities in excess of 397 days, but carry a demand feature that permits the holder to tender the instruments back to the issuer at par value prior to maturity.

The Fund uses the amortized cost method to value its portfolio securities. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity, which approximates market value. The Fund seeks to maintain a constant net asset value of $1.00 per share, although there is no assurance that it will be able to do so.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are recorded on a trade date basis. Interest income is accrued daily. Realized gains or losses are reported on the basis of identified cost of securities delivered. Bond discounts are accreted and premiums are amortized as required by the Internal Revenue Code of 1986, as amended (the "Code").

REPURCHASE AGREEMENTS

Transactions involving purchases of securities under agreements to resell such securities ("repurchase agreements") are treated as collateralized financing transactions and are recorded at their contracted resale amounts. These repurchase agreements, if any, are detailed in the Fund's Portfolio of Investments. The Fund may participate in pooled repurchase agreement transactions with other funds advised by Wells Fargo Bank, N.A. ("WFB"). The repurchase agreements must be fully collateralized based on values that are marked to market daily. The collateral may be held by an agent bank under a tri-party agreement. It is the custodian's responsibility to value the collateral daily and to take action to obtain additional collateral as necessary to maintain market value equal to or greater than the resale price. Repurchase agreements held by the Fund are collateralized by instruments such as U.S. Treasury or federal agency obligations.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends to shareholders from net investment income, if any, are declared daily and distributed monthly. Any distributions to shareholders from net realized capital gains are declared and distributed annually.

FEDERAL INCOME TAXES

The Fund is treated as a separate entity for federal income tax purposes. It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined in the Code, and to make distributions of substantially all of its

---------------------
12

                                                   NOTES TO FINANCIAL STATEMENTS
investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required at December 31, 1997. The Fund has capital loss carryforwards of $555,468 and $8,595 which will expire in the years 2003 and 2005, respectively. The Company's Board of Directors intends to offset net capital gains with the capital loss carryforward, and no capital gain distribution shall be made until the carryforward has been fully utilized or expires.

2. AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into an advisory contract on behalf of the Fund with WFB. Pursuant to the contract, WFB has agreed to provide the Fund with daily portfolio management. Under the contract, WFB is entitled to receive a monthly advisory fee at an annual rate of 0.45% of the average daily net assets of the Fund. Prior to December 15, 1997, the Fund did not directly retain an investment adviser because it invested all of its assets in CIT which, in turn, retained WFB as investment adviser. Advisory fees were charged to CIT at an annual rate of 0.25% of its average daily net assets.

The Company has entered into a contract on behalf of the Fund with WFB, whereby WFB is responsible for providing custody and portfolio accounting services for the Fund. Pursuant to the contract, WFB is entitled to certain transaction charges plus an annual fee for custody services at the annual rate of 0.0167% of the Fund's average daily net assets. For portfolio accounting services, WFB is entitled to a monthly base fee of $2,000 plus an annual fee of 0.07% of the first $50 million of the Fund's average daily net assets, 0.045% of the next $50 million, and 0.02% of the Fund's average daily net assets in excess of $100 million. Prior to December 15, 1997, WFB was entitled to compensation for its custodial and portfolio accounting services to CIT at the same rates as listed above.

The Company has entered into a contract on behalf of the Fund with WFB, whereby WFB provides transfer agency services for the Fund. Under the transfer agency contract, WFB is entitled to receive transfer agency fees at an annual rate of 0.10% of the average daily net assets of the Fund. For the period from February 1, 1997 to December 15, 1997, WFB was entitled to receive transfer agency fees at an annual rate of 0.02% of the average daily net assets of the Fund. Prior to February 1, 1997, WFB was paid a per account fee plus other related costs with a minimum monthly fee of $3,000.

The Company has entered into a contract on behalf of the Fund with WFB, whereby WFB has agreed to provide shareholder services for the Fund. Pursuant to the contract, WFB is entitled to receive shareholder servicing fees at an annual rate of 0.30% of the average daily net assets of the Fund. Prior to December 15, 1997, WFB was entitled to

                                                           ---------------------

NOTES TO FINANCIAL STATEMENTS
receive shareholder servicing fees at an annual rate of 0.35% of the average daily net assets of the Fund.

The Company has entered into an administration agreement on behalf of the Fund whereby WFB as administrator and Stephens Inc. ("Stephens") as co-administrator provide the Fund with administration services. For these services, WFB and Stephens (prior to February 1, 1998) were entitled to receive monthly fees at the annual rates of 0.04% and 0.02%, respectively, of the Fund's average daily net assets. Prior to May 1, 1997, Stephens provided substantially the same services as sole administrator to the Fund and CIT. Under the previous agreement, Stephens was entitled to receive a monthly fee at the annual rate of 0.025% of the average daily net assets of the Fund and CIT.

The Company has adopted a Distribution Plan on behalf of the Fund pursuant to Rule 12b-1 under the 1940 Act (the "Plan"). The Plan provides that the Fund may pay to Stephens, as compensation for distribution-related services, a monthly fee at an annual rate of up to 0.30% of the Fund's average daily net assets. Prior to December 15, 1997, the Plan provided that the Fund pay to Stephens up to 0.55% of its average daily net assets.

Under the contracts and agreements described above, WFB and Stephens may each voluntarily waive fees payable or reimburse expenses to the Fund. The amount shown as waived fees and reimbursed expenses on the Statement of Operations for the year ended December 31, 1997, was waived by WFB. Waived fees and reimbursed expenses continue at the discretion of WFB and Stephens.

Certain officers and one director of the Company are also officers of Stephens. As of December 31, 1997, Stephens owned 124,153 shares of the Fund.

3. CAPITAL SHARE TRANSACTIONS

As of December 31, 1997, there were over 106 billion shares of $0.001 par value capital stock authorized by the Company. As of December 31, 1997, the Fund was authorized to issue 3 billion shares of capital stock with a par value of $0.001 per share. Transactions in capital shares for the years ended December 31, 1997 and December 31, 1996 are disclosed in detail in the Statements of Changes in Net Assets.

4. SUBSEQUENT EVENTS

The Fund has changed its fiscal year-end to March 31 to coincide with the year-end of other funds offered by the Company.

On January 29, 1998, the Board approved a change to the administration and co-administration agreements for the Fund. Effective February 1, 1998, WFB and Stephens will be entitled to receive 0.03% and 0.04%, respectively, of the Fund's average daily net assets for administration services.

---------------------
14

                                                    INDEPENDENT AUDITORS' REPORT

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS
STAGECOACH FUNDS, INC.:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Overland Express Sweep Fund (formerly Overland Sweep Fund) (one of the funds comprising Stagecoach Funds, Inc.) as of December 31, 1997, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and financial highlights for the periods indicated herein. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian and other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Overland Express Sweep Fund of Stagecoach Funds, Inc. as of December 31, 1997, the results of its operations, the changes in its net assets and its financial highlights for the periods indicated herein in conformity with generally accepted accounting principles.

                                    [SIG]
[KPMG Peat Marwick LLP]

SAN FRANCISCO, CALIFORNIA
FEBRUARY 6, 1998

                                                           ---------------------

THIS PAGE IS INTENTIONALLY LEFT BLANK --

---------------------
16

                                                     OVERLAND EXPRESS SWEEP FUND

-----------------------
SHAREHOLDERS' MEETING AND
PROXY VOTING RESULTS
The following proposal was passed by a majority of the Predecessor Fund's outstanding shares at a Special Shareholders' Meeting held on November 26, 1997 for the purpose of voting on such proposal.

To approve a proposed Agreement and Plan of Consolidation providing for the transfer of the assets and stated liabilities of the Overland Sweep Fund to the Overland Express Sweep Fund of Stagecoach Funds, Inc., in exchange for shares of equal value of the Stagecoach Overland Express Sweep Fund.

FOR            AGAINST      ABSTAIN
-----------------------------------
1,229,016,781  20,991,827   92,664,208

                                                           ---------------------

LIST OF ABBREVIATIONS

The following is a list of common abbreviations for terms and entities which may have appeared in this report.

ABAG              --   Association of Bay Area Governments
ADR               --   American Depository Receipts
AMBAC             --   American Municipal Bond Assurance Corporation
AMT               --   Alternative Minimum Tax
ARM               --   Adjustable Rate Mortgages
BART              --   Bay Area Rapid Transit
CDA               --   Community Development Authority
CDSC              --   Contingent Deferred Sales Charge
CGIC              --   Capital Guaranty Insurance Company
CGY               --   Capital Guaranty Corporation
CMT               --   Constant Maturity Treasury
COFI              --   Cost of Funds Index
CONNIE LEE        --   Connie Lee Insurance Company
COP               --   Certificate of Participation
CP                --   Commercial Paper
DW&P              --   Department of Water & Power
DWR               --   Department of Water Resources
EDFA              --   Education Finance Authority
FGIC              --   Financial Guaranty Insurance Corporation
FHA               --   Federal Housing Authority
FHLMC             --   Federal Home Loan Mortgage Corporation
FNMA              --   Federal National Mortgage Association
FSA               --   Financial Security Assurance, Inc
GNMA              --   Government National Mortgage Association
GO                --   General Obligation
HFA               --   Housing Finance Authority
HFFA              --   Health Facilities Financing Authority
IDA               --   Industrial Development Authority
LIBOR             --   London Interbank Offered Rate
LOC               --   Letter of Credit
MBIA              --   Municipal Bond Insurance Association
MFHR              --   Multi-Family Housing Revenue
MUD               --   Municipal Utility District
PCFA              --   Pollution Control Finance Authority
PCR               --   Pollution Control Revenue
PFA               --   Public Finance Authority
PSFG              --   Public School Fund Guaranty
RAW               --   Revenue Anticipation Warrants
RDA               --   Redevelopment Authority
RDFA              --   Redevelopment Finance Authority
R&D               --   Research & Development
SFMR              --   Single Family Mortgage Revenue
TBA               --   To Be Announced
TRAN              --   Tax Revenue Anticipation Notes
USD               --   Unified School District
V/R               --   Variable Rate

---------------------
18

Wells Fargo Bank provides investment advisory services, shareholder services, and certain other services for the Stagecoach Funds. The Funds are sponsored and distributed by STEPHENS INC., Member NYSE/SIPC. Wells Fargo Bank is not affiliated with Stephens Inc.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Stagecoach Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. For a prospectus containing more complete information, including charges and expenses, call 1-800-222-8222. Read the prospectus carefully before you invest or send money.

SC SWP AR (2/98)

STAGECOACH
FUNDS-REGISTERED TRADEMARK-
P.O. Box 7066
San Francisco, CA 94120-7066
DATED MATERIAL
PLEASE EXPEDITE

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                                               -C- 1998 Stagecoach Funds